                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                GLAMIS GOLD LTD
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (4)  Date Filed:

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
                                     [LOGO]

                                GLAMIS GOLD LTD.

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TAKE NOTICE that the annual general meeting (the "Meeting") of Shareholders of GLAMIS GOLD LTD. (the "Company") will be held AT THE SHERATON CENTRE, 123 QUEEN STREET WEST, TORONTO, ONTARIO, ON WEDNESDAY, APRIL 28, 1999 AT 2:00 P.M., LOCAL TIME, for the following purposes:

1. To receive and consider the consolidated financial statements of the Company for the fiscal year ended December 31, 1998, together with the auditors' report thereon;

2. To receive the report of the directors of the Company;

3. To establish the size of the Board of Directors at 7;

4. To elect directors of the Company for the ensuing year;

5. To appoint auditors of the Company for the ensuring year and to authorize the directors to fix their remuneration;

6. To consider and if thought advisable, approve an ordinary resolution to ratify the cancellation and subsequent regrant of incentive share purchase option ("Options") to certain employees and insiders of the Company under the Company's Amended Incentive Share Purchase Option Plan;

7. To consider amendments to or variations of any matter identified in this Notice; and

8. To transact such other business as may properly come before the Meeting.

An Information Circular accompanies this Notice and contains details of matters to be considered at the Meeting. The financial statements for the fiscal year ended December 31, 1998, together with the auditors' report thereon, form part of the Annual Report of the Company which also accompanies this Notice.

Only those shareholders of record at the close of business on March 22, 1999 will be entitled to receive notice of and vote at the Meeting.

SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON AND WHO WISH TO ENSURE THAT THEIR SHARES WILL BE VOTED AT THE MEETING ARE REQUESTED TO COMPLETE, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN ACCORDANCE WITH THE INSTRUCTIONS SET OUT IN THE PROXY AND IN THE INFORMATION CIRCULAR ACCOMPANYING THIS NOTICE.

DATED at Reno, Nevada, March 22, 1999.

BY ORDER OF THE BOARD

C. KEVIN MCARTHUR
PRESIDENT & CHIEF EXECUTIVE OFFICER

                                GLAMIS GOLD LTD.
                            5190 NEIL ROAD, SUITE 310
                            RENO, NEVADA 89502 U.S.A.

                              INFORMATION CIRCULAR
                                (PROXY STATEMENT)
                               AS AT MARCH 8, 1999

                     ANNUAL GENERAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 28, 1999

                                     SUMMARY

This Information Circular (Proxy Statement) is furnished to shareholders of record of GLAMIS GOLD LTD. (the "Company") as of March 22, 1999, (the "Record Date"), in connection with the solicitation of proxies by the Board of Directors of the Company to be used in voting at the Company's annual general meeting of shareholders to be held on APRIL 28, 1999 (THE "MEETING") AT 2:00 P.M., LOCAL TIME, AT THE SHERATON CENTRE, 123 QUEEN STREET WEST, TORONTO, ONTARIO, for the following purposes:

1. To receive and consider the consolidated financial statements of the Company for the fiscal year ended December 31, 1998, together with the auditors' report thereon;

2. To receive the report of the directors of the Company;

3. To establish the size of the Board of Directors at 7;

4. To elect directors of the Company for the ensuing year;

5. To appoint auditors of the Company for the ensuring year and to authorize the directors to fix their remuneration;

6. To consider and if thought advisable, approve an ordinary resolution to ratify the cancellation and subsequent regrant of incentive share purchase option ("Options") to certain employees and insiders of the Company under the Company's Amended Incentive Share Purchase Option Plan;

7. To consider amendments to or variations of any matter identified in this Notice; and

8. To transact such other business as may properly come before the Meeting.

It is anticipated that the accompanying Notice of Annual General Meeting and this Information Circular (Proxy Statement) will be sent to shareholders on or about March 31, 1999.

Dollar amounts stated herein are in U.S. dollars unless otherwise stated.

                             SOLICITATION OF PROXIES

THIS INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF GLAMIS GOLD LTD. (THE "COMPANY") FOR USE AT THE ANNUAL GENERAL MEETING (THE "MEETING") OF SHAREHOLDERS TO BE HELD ON APRIL 28, 1999 AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING AND AT ANY ADJOURNMENT THEREOF. Pursuant to section 111 of the Company Act

(British Columbia) advance notice of the Meeting was published in The Vancouver Sun newspaper on March 2, 1999. While it is expected the solicitation will be primarily by mail, proxies may be solicited personally or by telephone by directors, officers and regular employees of the Company. All solicitation costs will be borne by the Company.

                      APPOINTMENT AND REVOCATION OF PROXIES

PROXIES

The individuals named in the accompanying form of proxy are the Chairman of the Board of Directors and the President and Chief Executive Officer of the Company. A SHAREHOLDER WISHING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM AT THE MEETING HAS THE RIGHT TO DO SO, EITHER BY INSERTING SUCH PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY OR BY COMPLETING ANOTHER FORM OF PROXY. A form of proxy will not be valid unless it is completed and delivered to Montreal Trust Company, 510 Burrard Street, Vancouver, British Columbia, Canada, V6C 3B9, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting at which the person named therein purports to vote in respect thereof.

A shareholder who has given a proxy may revoke it by an instrument in writing delivered either to Montreal Trust Company or the registered office of the Company at 1500, 1055 West Georgia Street, P.O. Box 11117, Vancouver, BC Canada V6E 4N7, at any time up to and including the last business day that precedes the day of the Meeting or, if adjourned, any reconvening thereof, or in any other manner provided by law. In addition, a proxy does not affect any matter on which a vote has been taken before the revocation.

EXERCISE OF DISCRETION

Nominees named in the accompanying form of proxy will vote or withhold from voting the shares represented thereby in accordance with the instructions of the shareholders or any ballot that may be called for. The proxy confers discretionary authority upon the nominees named therein with respect to:

     (a) each matter or group of matters identified therein for which a choice is not specified, other than the appointment of auditors and the election of directors,

     (b)  any amendment to or variation of any matter identified therein, and

     (c)  any other matter that may properly come before the Meeting.

IN RESPECT OF MATTERS FOR WHICH A CHOICE IS NOT SPECIFIED IN THE PROXY, THE NOMINEES NAMED IN THE ACCOMPANYING FORM OF PROXY WILL VOTE SHARES REPRESENTED BY THE PROXY FOR THE APPROVAL OF SUCH MATTER OR GROUP OF MATTERS DESCRIBED IN THE PROXY.

As of the date of this Information Circular management of the Company knows of no amendment, variation or other matter that may come before the Meeting, but if any amendment, variation or other matter is properly brought before the Meeting each nominee intends to vote thereon in accordance with his best judgment.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

VOTING SHARES

As of March 22, 1999, the Company had outstanding 68,347,432 fully paid and non-assessable common shares ("Shares") without par value, each share carrying the right to one vote.

Only shareholders of record at the close of business on March 22, 1999, who either personally attend the Meeting or has completed and delivered a form of proxy in the manner and subject to the provisions described above will be entitled to vote or to have his Shares voted at the Meeting. A quorum for general meetings of shareholders is 2 persons present and being, or being, or representing by proxy, shareholders holding not less than one-twentieth of the issued shares entitled at the Meeting.

No Share of the Company registered in the name of a broker or its nominee, but not beneficially owned by it, may be voted by the broker at the Meeting unless the broker provides a copy of the proxy material for the meeting to the beneficial owner of the shares with a written request for voting instructions and such instructions are received at least 24 hours before the expiry of the time within which proxies must be deposited.

PRINCIPAL SHAREHOLDERS

To the knowledge of the directors and executive officers of the Company, no person or corporation beneficially owns, directly or indirectly, or exercises control or direction over shares carrying more than 5% of the voting rights attached to all outstanding Shares of the Company as at March 8, 1999.

SECURITY OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

The following table sets as of March 8, 1999, ownership of Shares by each Director and nominee for Director of the Company, each Executive Officer of the Company named in the Summary Compensation Table and by all Directors and Executive Officers of the Company, who are such as at the date hereof, as a group, without naming them. All such Shares are directly owned by the person shown unless otherwise indicated by footnote.

                                           AMOUNT AND NATURE             PERCENT
NAME OF BENEFICIAL OWNER                OF BENEFICIAL OWNERSHIP          OF CLASS
------------------------                -----------------------          --------
A. Dan Rovig                                      67,500(1)                .10%
C. Kevin McArthur                                212,500(2)                .31%
James R. Billingsley                             262,500(3)                .39%
Ian S. Davidson                                  102,500(4)                .15%
Jean Depatie                                      40,000(5)                .06%
Francis O'Kelly                                  162,500(6)                .24%
Hans von Michaelis                                40,000(7)                .06%
Daniel J. Forbush                                128,125(8)                .19%
Kenneth F. Williamson (Nominee)                        0                     0%
Leonard Harris (Nominee)                          40,000(9)                .06%
Directors and Executive
Officers as a Group (10 persons)               1,055,625                   1.6%

Notes:

(1) Includes options exercisable within 60 days for the purchase of 62,500 shares at a price of Cdn.$3.19 on or before December 1, 2003.

(2) Includes options exercisable within 60 days for the purchase of 40,000 shares exercisable at Cdn.$9.25 per share on or before July 16, 2001; 60,000 shares exercisable at Cdn.$9.75 on or before August 14, 2002; 62,500 shares exercisable at Cdn.$4.60 on or before December 22, 2002; and 50,000 shares exercisable at Cdn.$5.15 on or before March 17, 2003.

(3) Includes options exercisable within 60 days for the purchase of 100,000 shares exercisable at Cdn.$12.625 per share on or before April 9, 2000, 100,000 shares exercisable at Cdn.$9.30 on or before September 30, 2001 and 62,500 shares exercisable at Cdn.$4.60 on or before December 22, 2002.

(4) Includes options exercisable within 60 days for the purchase of 25,000 shares exercisable at Cdn.$9.30 per share on or before October 1, 2001; 25,000 shares exercisable at Cdn.$8.875 on or before September 30, 2001; and 62,500 shares exercisable at Cdn.$4.60 on or before December 22, 2002.

(5) Includes options exercisable within 60 days for the purchase of 40,000 shares at Cdn.$4.60 per share on or before December 22, 2002.

(6) Includes options exercisable within 60 days for the purchase of 50,000 shares exercisable at Cdn.$11.625 per share on or before December 27, 1999; 50,000 shares exercisable at Cdn.$9.10 on or before October 6, 2002; 62,500 shares exercisable at Cdn.$4.60 per share on or before December 22, 2002.

(7) Includes options exercisable within 60 days for the purchase of 40,000 shares at Cdn.$4.60 per share on or before December 22, 2002.

(8) Includes options exercisable within 60 days for the purchase of 50,000 shares at Cdn.$9.25 on or before July 16, 2001; 46,875 shares exercisable at Cdn.$4.60 on or before December 22, 2002; and 31,250 shares at Cdn.$5.15 on or before March 17, 2003.

(9) Includes options exercisable within 60 days for the purchase of 40,000 shares at Cdn.$4.60 per share on or before December 22, 2002. Options were granted in his capacity as Chairman of the International Advisory Board.

                              ELECTION OF DIRECTORS

SIZE OF BOARD

The size of the Board of Directors is currently established at eight. It is proposed that the size of the Board of Directors be established at seven persons for the ensuing year. Shareholders will be asked to approve this by a majority of the vote cast on the resolution.

TERM OF OFFICE

The term of office of each of the current directors expires at the conclusion of the Meeting. The persons named below will be nominated for election at the Meeting as management's nominees. Each director elected at the Meeting or appointed by the Board of Directors to fill a vacancy on the Board of Directors thereafter will hold office until the next annual general meeting of the Company or until his successor is elected or appointed, unless his office is earlier vacated in accordance with the Articles of the Company or the provisions of the Company Act (British Columbia).

NOMINEES

The following table sets out the names and ages of management's nominees for election as directors, all offices in the Company now held by each of them, the principal occupation, business or employment of each of them and the period of time during which each has been a director of the Company. The Board of Directors unanimously recommends the election of the nominees as directors to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. The Board of Directors does not contemplate that any of the nominees will be, or will decline to serve, however, if any such nominee is unable or declines to serve, the discretionary authority provided in the proxy will be exercised to vote for a substitute or substitutes.

NAME, AGE, POSITION AND                                                                        PERIOD A DIRECTOR
COUNTRY OF RESIDENCE                 OCCUPATION, BUSINESS OR EMPLOYMENT (1)                    OF THE COMPANY
--------------------                 --------------------------------------                    --------------
A. Dan Rovig, 60                     Independent Consultant;                                   November  17, 1989 to
Chairman & Director                  Director & Chairman of the Board                          August 15, 1997 and
U.S.A.                               of the Company                                            November 19, 1998 to present

C. Kevin McArthur, 44                President and Chief Executive Officer                     December 12, 1997
President, Chief Executive Officer   of the Company                                            to present
& Director
U.S.A.

James R. Billingsley, 76             Retired; Former Vice President - Administration           August 18, 1986
Director                             of the Company                                            to present
Canada

Ian S. Davidson, 57                  Vice-President of RBC Dominion Securities Inc.            June 28, 1994
Director                                                                                       to present
Canada

Jean Depatie, 62                     President & CEO of  Gold Hawk Resources Inc.              December 12, 1997
Director                                                                                       to present
Canada

Leonard Harris, 72                   Mining Consultant;  President of                          Nominee
Chairman- International Advisory     B&H Mine Services (Peru)
Board of the Company
U.S.A.

Kenneth  F. Williamson, 51           Independent Consultant                                    Nominee
Nominee
Canada

Note:

(1) The information as to principal occupation and business or employment is not within the knowledge of the management of the Company and has been furnished by the respective nominees.

A. DAN ROVIG is currently a director and Chairman of the Board of Directors of the Company and has been such from November 19, 1998. He was a director and the President and Chief Executive Officer of the Company and its subsidiaries from November 17, 1989 to August 15, 1997 when he retired from these positions. He acted as a consultant to the Company until August 1998. Before joining the Company in September 1988, Mr. Rovig was an executive officer of British Petroleum Minerals Ltd, including its subsidiaries Amselco Minerals Inc. and BP Minerals America for five years.

C. KEVIN MCARTHUR has been a director of the Company since December 12, 1997, and has been the President and Chief Executive Officer of the Company since January 1, 1998. He served the Company and its subsidiaries in various capacities from February 1988 to the present, including Chief Operating Officer of the Company from July 30, 1997 to December 31, 1997, President & General Manager of Glamis Rand Mining Company from December 1, 1995 to July 29, 1997 and prior to that as Vice President and General Manager of Chemgold, Inc. Both Glamis Rand Mining Company and Chemgold, Inc. are subsidiaries of the Company.

JAMES R. BILLINGSLEY is a director of the Company and was Vice-President in charge of corporate administration, a position he held from August 1986 to December 31, 1997, when he retired.

IAN S. DAVIDSON has been associated with the brokerage business for the last 11 years having held vice-president positions with Capital Group Securities Ltd. and Majendie Securities Ltd. and currently is a Vice-President of RBC Dominion Securities Inc.

JEAN DEPATIE has been President and Chief Executive Officer of Gold Hawk Resources Inc. since May 1997. Prior thereto he was President and Chief Executive Officer of Cambiex Exploration from August 1995 to April 1997 and President & Chief Executive Officer of Louvem Mines Inc. from February 1993 to August 1995.

LEONARD HARRIS has been Chairman of the Company's International Advisory Board since December 12, 1997. He is President of B&H Mine Services (Peru), and serves as a director of Sociedad Minera Berenguela (Peru), Corriente Resources Inc. (Canada), Alamos Minerals Ltd (Canada) and Resource Development Inc. (U.S.A). He held various positions with Newmont Mining Company and its subsidiaries including Vice President-Newmont Gold Company, President & General Manager-Newmont Peru, Vice President & General Manager-Newmont Latin America and General Manager-Minera Yanacocha until May 1995.

KENNETH F. WILLIAMSON has been associated with the brokerage business as an investment banker for the last 18 years having held positions as Vice Chairman, Investment and Banking at Midland Walwyn/Merrill Lynch from 1993 until 1998. His main areas of concentration for the past 20 years are mergers and acquisitions and the capital markets. He has focused his work in the financial services and natural resources industries in the U.S. and Europe.

VOTING FOR DIRECTORS

Under the Company Act (British Columbia) and the Articles of the Company, the seven nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of directors by Shares present, in person or represented by proxy at the meeting and entitled to vote, will be elected directors, if a quorum is present. In the election of directors, a withholding of a vote will have no effect on the election since only affirmative votes will be counted with respect to the election of directors. Voting at the meeting will, except where a poll is demanded by a member or proxyholder entitled to attend the meeting, be by a show of hands.

COMPENSATION OF DIRECTORS

Each director of the Company, including those who are Executive Officers, is entitled to an annual remuneration of $8,000 payable quarterly, ($7,500 paid annually prior to January 1, 1999), for acting as a director and $500 for each meeting of the Board of Directors attended. In addition, the chairman of a committee receives $500 and each member of a committee receives $400 for each committee meeting attended. Directors also receive share purchase options (see "Securities Ownership by Directors and Executive Officers"). These share purchase options are granted at the discretion of the Incentive Share Option Committee under the Company's Incentive Share Purchase Option Plan. Subsequent to December 31, 1998, share purchase options granted to Directors of the Company were cancelled and replaced with options having fewer shares and a lower exercise price. (See "Ratification of Regrant of Options")

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors met 9 times during the fiscal year and passed 65 resolutions by unanimous consent in writing during the past fiscal year.

The Company has an Audit Committee whose current members are Ian S. Davidson, Hans von Michaelis and James R. Billingsley. All members of this committee are independent of management. The Audit Committee reviews audits, considers the adequacy of the audit procedures, recommends the appointment of independent auditors, reviews and approves professional services to be rendered by them and reviews fees for audit services. The Audit Committee met once during the past fiscal year.

The Company has an Executive Compensation Committee whose current members are A. Dan Rovig and Ian Davidson. The function of this Committee is to review compensation of the Company's Directors and Executive Officers, each of who has or will have an employment contract with the Company which provides for an annual review of compensation. The Executive Compensation Committee met three times during the past fiscal year.

The Company has an Employee Incentive Share Option Committee for non-executive staff whose current members are C. Kevin McArthur and Daniel Forbush. This Committee administers the Company's Incentive Share Purchase Option Plan (the "Plan") for non-executive staff. This administration is generally accomplished by consent resolution of the members of the Committee. During the 12 months ended December 31, 1998 one consent resolution was completed by the Incentive Share Option Committee. (See "Note to the Summary Compensation Table" for details of the Plan.)

The Company has an Environmental Management Committee whose current members are
C. Kevin McArthur and Francis O'Kelly. The committee meets quarterly and supervises the annual independent environmental audit of the Company's operations. The purpose of the Environmental Management Committee is to ensure that the Company's Environmental Compliance Program (the "Program") is being adhered to, to review the effectiveness of the Program and to ensure that environmental incidents are dealt with expeditiously. The Environmental Management Committee met four times during the past fiscal year.

The Company has a Corporate Governance Committee of which the current members are James Billingsley, Jean Depatie and Ian Davidson. The objective of the Corporate Governance Committee is to report to the Board of Directors on the general governance of the Company and ensure compliance with the guidelines for improved corporate governance in Canada contained in the report issued by The Toronto Stock Exchange in December 1995. The Committee met ten times during the past fiscal year.

The Company has an International Advisory Board of which Mr. Leonard Harris is the only member. This Board provides advice to Glamis' Board of Directors and management as to the Company's international activities in Central and South America.

The Corporate Governance Committee of the Board along with Mr. A. Dan Rovig acts as the Nominating Committee for the Company. This Committee proposes nominees for the Board of Directors.

CORPORATE GOVERNANCE

The Toronto Stock Exchange (the "TSE") Committee on corporate governance in Canada issued a report dated December, 1995 (the "Report") containing guidelines for effective corporate governance for Canadian corporations listed on the TSE. The Report has been adopted by the TSE and companies listed on the TSE are now required to disclose their corporate governance practices and where those practices vary significantly from the Report, to state why. Companies listed on the TSE are not required to comply in all respects with the guidelines set out in the Report because it is recognized that there is a wide range of corporations listed on the TSE and compliance by smaller companies with all aspects of the guidelines would, in certain circumstances, be difficult or excessively expensive.

The Company's Board of Directors and Management believe that good Corporate Governance is central to a strong performance for the corporation. Stewardship of the Company is the Board's responsibility and is discharged by establishing policy and supervising management. Glamis Gold Ltd. has five standing committees whose activities and membership have been described previously. Currently the Board of directors is comprised of seven persons of whom the five directors who are not officers or employees of the Company are independent from Management. The remaining two members of the Board are members of management, being the Chairman and the President & Chief Executive Officer of the Company. Since a majority of the Board is unrelated to management, the Board is in a position to act independently from management.

The Company's Board is empowered by the Company's Articles to manage, or supervise the management of the affairs and business of the Company. Based upon this, the Board should not engage in the day-to-day affairs of the Company. The Board performs its functions through quarterly and special meetings and has delegated certain of its responsibilities to those committees described above under "Committees of the Board of Directors". The Report recommends that committees of the Board be comprised of persons who are not officers or employees of the Company. The Board has determined, however, that due to the technical nature of the Company's business, most of its committees can be more effective by having one officer of the Company on the committee who is involved in the committee's area of responsibility.

The planning process, related not only to current mining operations, but also to the acquisition and development of new properties or the acquisition of companies which control properties which are of interest to the Company, is of key importance to a corporation the size of the Company. The Board is involved in this planning process thereby carrying out its duty to take steps to increase shareholder value. The planning process in respect of current mining operations is accomplished through a yearly review and approval of a rolling, five-year budget presented by management through the Company's President and Chief Executive Officer. The planning process with respect to the acquisition of properties and/or companies is accomplished out by the full Board reviewing all proposals, whether presented by management or members of the Board. As required by the Board, independent consultants and outside professionals are engaged to assist in the evaluations of the proposals.

The Board of Directors, as part of the planning process, has identified the principal risks associated with the Company's business and has taken steps to deal with them. The Board has adopted an Environmental Program which is administered by an Environmental Management Committee comprised of the President and Chief Executive Officer and one outside director. The Environmental Management Committee reports to the Board on a quarterly basis, which enables the Board to monitor the effectiveness of the Environmental Program. In addition, the Board of Directors has approved a hedging policy in respect of the Company's gold production, which it reviews from time to time.

The Board of directors has delegated responsibility for communication with the public and the Company's shareholders to its Chief Financial Officer, Treasurer and Secretary who is not a director of the Company. Procedures are in place to ensure proper dissemination of news releases. Procedures also insure that shareholders who request information about the Company receive a response in a timely manner.

The responsibility for monitoring the effectiveness of the Company's internal financial information systems has been delegated to the Company's Chief Financial Officer and Treasurer who reports to the Board of Directors on a quarterly basis. The duty of monitoring the technical affairs of the Company falls on the President and Chief Executive Officer who is a member of the Board of Directors and of the Environmental Management Committee.

The Board of Directors does not have in place programs for succession of management and training of management as recommended by the Report. Due to the size of the Company, management personnel who are already trained are engaged as required to fill vacancies. The Company does not have an ongoing process for the training or evaluation of performance of directors or management, each of which is recommended by the Report.

The Company has a small management team, the performance of which is reviewed annually by the Company's Executive Compensation Committee. This Committee is comprised of the Chairman and one outside director. The philosophy of the Executive Compensation Committee is stated below under "Executive Compensation". In addition, the Executive Compensation Committee periodically reviews the compensation paid to members of the Board of Directors and makes recommendations to the Board.

The Company's Audit Committee is comprised of three directors. None of them are members of management.

                             EXECUTIVE COMPENSATION

During the Company's fiscal year ended December 31, 1998 the aggregate remuneration paid or payable to the directors and senior officers of the Company and its subsidiaries (all of whose financial statements are consolidated with those of the Company) was $430,200.

Under applicable laws Messrs. Millar, Rovig, McArthur, Forbush, and Anderson were Executive Officers of the Company during the period ended December 31, 1998.

COMPENSATION OF EXECUTIVE OFFICERS

The table below shows the compensation paid to the Executive Officers for each of the Company's last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM
                                                                                     COMPENSATION AWARDS
                                                                                    SECURITIES UNDERLYING
NAME & PRINCIPAL POSITION             YEAR ENDED               SALARY $(1)           NUMBER OF OPTIONS(2)
-------------------------            -------------            ------------          ---------------------
A. Dan Rovig(3)(4)                   Dec. 31, 1998                   8,500                 125,000
Chairman/Director                    Dec. 31, 1997                 131,077                      --
(Elected November 19, 1998)          Dec. 31, 1996                 200,000                      --

C. Kevin McArthur(2)(5)              Dec. 31, 1998                 182,500                 100,000
President & CEO/Director             Dec. 31, 1997                      --                 100,000
                                     Dec. 31, 1996                      --

Daniel J. Forbush(2)(5)              Dec. 31, 1998                 125,000                  50,000
Chief Financial Officer &            Dec. 31, 1997                      --                  75,000
Treasurer, and Secretary             Dec. 31, 1996                      --                      --

Lorne B. Anderson(6)                 Dec. 31, 1998             Cdn.624,646                       0
Chief Financial Officer &            Dec. 31, 1997             Cdn.182,500                       0
Treasurer                            Dec. 31, 1996             Cdn.182,500                       0

Chester F. Millar(7)                 Dec. 31, 1998                      --                       0
Director/Chairman                    Dec. 31, 1997                      --                 200,000
                                     Dec. 31, 1996                      --                       0

Notes:

(1) Does not include a fee of $7,500 paid annually to Messrs. Rovig, Millar and McArthur and per-meeting fees received in their capacity as directors.

(2) The Table lists share purchase options ("Options") granted during the noted fiscal year. Executive Officers of the Company are not entitled to receive share appreciation rights under the Company's Share Appreciation Rights Plan. Grants of Options under the Company's Incentive Share Purchase Option Plan are generally made for a 5-year period at the closing price as published by The Toronto Stock Exchange on the date prior to the date of grant. The Executive Compensation Committee of the Board of Directors determines which Executive Officers and directors of the Company are to receive Options, the exercise price of the Options, and restrictions, if any, which are to attach to the right to exercise Options. The employment contracts of Messrs. McArthur and Forbush provided that they are entitled to be granted Options of a minimum of 200,000 and 150,000 shares, respectively. Each of the contracts between the Company and Messrs. McArthur and Forbush provide that upon termination of the contract by the Company without cause, any outstanding Options will remain in effect for a period which is the shorter of the time to the expiration of the share purchase option or 12 months from the time of termination of the contract.

(3) Does not include $8,500 paid from November 19 to December 31, 1998 in his capacity as Chairman of the Board.

(4) Does not include $64,500 received by Mr. Rovig from August 16, 1997 to December 31, 1997 pursuant to a consulting contract between Mr. Rovig and the Company.

(5)  They were not Executive Officers in 1996 & 1997.

(6) Mr. Anderson retired as Chief Financial Officer and Treasurer of the Company on February 28, 1998, and was paid Cdn.$624,646 in accordance with severance terms in his contract. Mr. Anderson's Options expired February 27, 1999.

(7) Mr. Millar retired as a Director of the Company on November 19, 1998. His contract with the Company provides that upon termination of the contract by the Company without cause, any outstanding Options will remain in effect for a period which is the shorter of the time of the expiration of the Options or 12 months from the time of termination of the contract.

OPTIONS GRANTED IN LAST FISCAL YEAR TO EXECUTIVE OFFICERS

The Company has an Incentive Share Purchase Option Plan pursuant to which Options are granted to directors, officers and key employees.

The following table shows the Options granted to the Executive Officers in the last fiscal year.

                                                                                   Potential Realizable
                        No. of        Percent of                                 Value at Assumed Rates of
                      Securities    Total Options                                 Share Price Appreciation
                      Underlying      Granted to     Exercise                      for Option Term(2)(3)
                        Options      Employees in      Price      Expiration     -------------------------
Name                  Granted(1)     Fiscal Year     (Cdn. $)        Date          5% C$           10% C$
----                  ---------     --------------   --------    ------------    ----------       --------
A. Dan Rovig            125,000           45%          $3.19     Dec 01, 2003       Nil             Nil
C. Kevin McArthur       100,000           36%          $5.15     Dec 22, 2002       Nil             Nil
Daniel J. Forbush        50,000           19%          $5.15     Dec 22, 2002       Nil             Nil

Notes:

(1) These Options were cancelled and regranted subsequent to December 31, 1998. (See "Regrant of Options" and "Ratification of Regrant of Options")

(2) Potential realizable values in this table have been calculated in the manner prescribed by applicable securities regulatory requirements and are neither intended to reflect actual values nor are they a forecast of future prices for the shares of the Company during the five-year option term.

(3) There were no share purchase options exercised by Executive Officers during the last fiscal year.

AGGREGATED OPTIONS EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table shows the Options which were exercised by Executive Officers during the last fiscal year and the value of unexercised Options at December 31, 1998.

                                                          No. of Securities               Value of Un-exercised
                                                    Underlying Unexercised Options        in the Money Options
                        Shares        Aggregate           at Fiscal Year End              at Fiscal Year End(1)
                      Acquired on       Value       ------------------------------    ------------------------------
                       Exercise       Realized      Exercisable     Unexercisable     Exercisable     Un-exercisable
Name                      (#)          (Cdn.$)          (#)              (#)            (Cdn.$)           (Cdn.$)
----                  ------------    ----------     ----------     ---------------   -----------     --------------
A. Dan Rovig              Nil             --           67,500           67,500             --               --
C. Kevin McArthur         Nil             --          225,000           75,000             --               --
Daniel J. Forbush         Nil             --          128,125           46,875             --               --

Notes

(1) Potential realizable values in this table have been calculated in the manner prescribed by applicable securities regulatory requirements and are neither intended to reflect actual values nor are they a forecast of future prices for the shares of the Company during the five-year option term.

REGRANT OF OPTIONS

Subsequent to December 31, 1998, share purchase options granted to A. Dan Rovig,
C. Kevin McArthur and Daniel J. Forbush were cancelled and regranted, details of which are as follows:

                                SHARES SUBJECT TO   EXERCISE PRICE OF      TERM OF         SHARES        EXERCISE PRICE
                     DATE OF      OPTIONS WHICH     CANCELLED OPTIONS     CANCELLED      SUBJECT TO    OF NEW OPTIONS(2)
NAME                 REGRANT    WERE CANCELLED(1)         CDN.$            OPTIONS     NEW OPTIONS(1)         CDN.$
----                --------    -----------------   -----------------     ---------    --------------  ------------------
A. DAN ROVIG,       Mar. 9/99       125,000             11/30/03           11/30/03         200,000            $2.70
CHAIRMAN

C. KEVIN            Mar. 9/99         40,000               $9.25           07/16/01         200,000            $2.70
MCARTHUR,                             60,000                9.75           07/31/02              --               --
CHIEF EXECUTIVE                      100,000                4.60           12/22/02              --               --
OFFICER                              100,000                5.15           03/17/03              --               --

DANIEL J.           Mar. 9/99         50,000               $9.25           07/16/01         125,000            $2.70
FORBUSH,                              75,000                4.60           12/22/02              --               --
CHIEF FINANCIAL                       50,000                5.15           03/17/03              --               --
OFFICER

Notes:

(1) The cancellation of these options and the grant of a new replacement option at a lower price is viewed by The Toronto Stock Exchange as a re-pricing of options which is subject to shareholder approval. See "Particulars of Matters to be Acted Upon Ratification of Grant of Options".

(2) The price of the new options was established at the closing trade price for common shares of the Company on The Toronto Stock Exchange on March 8, 1999. The new options have a term which expires on March 8, 2004.

EMPLOYMENT AGREEMENTS BETWEEN THE COMPANY AND THE EXECUTIVE OFFICERS

By an agreement dated January 1, 1998, Mr. C. Kevin McArthur was engaged by the Company to act as its President & Chief Executive Officer. The agreement has a month-to-month term subject to certain termination provisions. If Mr. McArthur is terminated for other than cause, as defined in the agreement, he will be paid any remuneration due through the date of termination together with 2 times the annual salary in force at the date of termination and the cash value of 24 months of full benefit coverage. The current salary under the Agreement is $240,000 per annum plus benefits and participation in the Company's Incentive Share Purchase Option Plan (see Note 2 to the "Summary Compensation Table").

By an agreement dated March 1, 1998, Daniel J. Forbush was engaged by the Company to act as its Chief Financial Officer and Treasurer. The agreement has a month-to-month term subject to certain termination provisions. If Mr. Forbush is terminated for other than cause, as defined in the agreement, he will be paid any remuneration due through the date of termination together with 2 times the annual salary in force at the date of termination and the cash value of 24 months of full benefit coverage. The current salary under the Agreement is $150,000 per annum plus benefits and participation in the Company's Incentive Share Purchase Option Plan (see Note 2 to the "Summary Compensation Table").

Mr. Rovig was engaged by the Company to act as the non-executive Chairman of the Board of Directors. Mr. Rovig receives no salary, except for a monthly consulting fee of $3,000 and is entitled to participate in the Company's Incentive Share Purchase Option Plan (see Note 2 to the "Summary Compensation Table").

No funds were set aside or accrued by the Company during the year ended December 31, 1998 to provide pension, retirement or similar benefits for directors or executive officers of the Company pursuant to any existing plan.

EXECUTIVE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

During the year ended December 31, 1998, the compensation of Messrs. Rovig, McArthur and Forbush was governed by agreements between each of them and the Company. The compensation was subject to review by the Company's Executive Compensation Committee (the "Committee"). Mr. Rovig, by virtue of his position as a non-executive officer, receives cash compensation of $3,000 per month. Messrs. McArthur and Forbush receive salaries under their employment agreements (the "Agreements") and each of them is entitled to hold Options of not less than 200,000 and 150,000 shares respectively. Both Messrs. Rovig and McArthur are entitled to director's fees (see "Compensation of Directors") in addition to any other salary and fees. Under the Agreements, the annual salaries of Messrs. McArthur and Forbush are to be reviewed as at January 1 of each year. No bonuses are payable under the Agreements. (See "Employment Agreements Between the Company and the Executive Officers")

The review of salaries under the Agreements is carried out by the Committee, which is comprised of Messrs. Rovig and Davidson. The Committee met twice during the year ended December 31, 1998.

It is the policy of the Committee to compensate the Company's executive officers by both direct remuneration and entitlement to share purchase options. To date, the Committee has not established any compensation criteria related to individual or corporate performance reports.

The Committee also deals with compensation paid to directors of the Company.

Executive Compensation Committee


/s/ "A. Dan Rovig"                      /s/ "Ian S. Davidson"

                               PERFORMANCE GRAPHS

THE TORONTO STOCK EXCHANGE

The following chart compares the market performance of the Company's shares in Canadian dollars on The Toronto Stock Exchange ("TSE") as compared to the TSE gold and silver index and the TSE 300 index. The TSE is the principal trading market for shares of the Company outside of the United States.

                               TOTAL RETURN INDEX

                                     1993/12    1994/12     1995/12     1996/12      1997/12    1998/12
                                     -------    -------     -------     -------      -------    -------
Glamis Gold Limited                   100.00     129.20       93.27      101.94       57.65      30.67
TSE Gold and Precious Minerals        100.00      90.23       98.74      107.78       61.27      57.26
TSE 300 Composite Index               100.00      99.82      114.33      146.73      168.71     166.04

NEW YORK STOCK EXCHANGE

The following chart compares the market performance of the Company's shares in U.S. dollars on the New York Stock Exchange ("NYSE") as compared to the MG Group Index and the NYSE Market Index.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                            AMONG GLAMIS GOLD LTD.,
                      NYSE MARKET INDEX AND MG GROUP INDEX

                        1993      1994     1995     1996     1997     1998
                       ------    ------   ------   ------   ------   ------
GLAMIS GOLD LTD.       100.00     84.96   101.30    89.17    47.99    24.00
MG GROUP INDEX         100.00    108.17   113.68   117.85    74.11    60.10
NYSE MARKET INDEX      100.00    103.48   123.53   167.83   220.79   262.73

                     ASSUMES $100 INVESTED ON JUNE 30, 1993
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 1998

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. A. Dan Rovig and Ian S. Davidson comprise the Company's Executive Compensation Committee. Mr. Rovig currently serves as Chairman of the Board of Directors of the Company.

Messrs. C. Kevin McArthur, President and Chief Executive Officer, and Daniel J. Forbush, Chief Financial Officer, Treasurer and Secretary comprise the Company's Employee Incentive Share Option Committee (for non-executive employees).

                             APPOINTMENT OF AUDITORS

KPMG LLP, Chartered Accountants, of 777 Dunsmuir Street, Vancouver, British Columbia, will be nominated at the Meeting at a remuneration to be fixed by the directors. KPMG LLP have been the auditors of the Company since March 11, 1986.

It is anticipated that a representative of KPMG will be in attendance at the Meeting and will be given an opportunity to make a statement if he desires and will be available to respond to appropriate questions.

                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

To the knowledge of management of the Company, no director or Executive Officer of the Company or nominee for election as a director of the Company or any security holder known to the Company to own of record or beneficially more than 5% of the Company's outstanding shares or any member of the immediate family of any of the foregoing persons had any interest in any material transaction during the year ended December 31, 1998, or has any interest in any material transaction in the current year save and except that: (a) James. R. Billingsley is a director of Pacific Amber Resources Ltd. of which the Company held, as at December 31, 1998, 1,305,900 shares at a total cost of Cdn.$1,817,397. The shares had a total market value of Cdn.$261,180 as at December 31, 1998. The Company has taken write-downs in value of these shares for financial statement purposes of Cdn.$1,556,217; and, (b) During the year the Company acquired all of the issued and outstanding shares of Mar-West Resources Ltd. ("Mar-West"), which at the time was a public company listed on the Vancouver Stock Exchange, by issuing cash and shares of the Company. At the time when the Board of Directors of the Company approved the acquisition, Mr. Chester F. Millar, then a director and Chairman of the Board of Directors of the Company, failed to disclose his ownership of shares of Mar-West. The Company has been advised by legal counsel that this failure to dislose was in contravention of certain provisions of the Company Act (British Columbia) and that as a consequence Mr. Millar is accountable to the Company for any profits made by him on his shares of Mar-West as a result of the transaction. The Company intends to resolve this matter with Mr. Millar as soon as possible.

                   PARTICULARS OF OTHER MATTERS TO BE ACTED ON

RATIFICATION OF REGRANT OF OPTIONS

The Company has made application to, and notice has been accepted by, The Toronto Stock Exchange regarding approval to the cancellation and subsequent regranting of incentive share purchase options ("Options") to certain employees, as well as to certain insiders of the Company (`Insiders") under the Company's Amended Incentive Share Purchase Option Plan dated for reference September 30, 1995 (the "Plan"). The effect of the cancellation and regranting of the Options has been to lower the exercise price and extend the expiry dates of the Options and, in some cases, the number of shares under the regranted option has been decreased and in other cases the number of shares under the regranted option has been increased. The Options have been previously approved by The Toronto Stock Exchange, but approval of the shareholders of the Company is required by The Toronto Stock Exchange with respect to the lowering of the exercise price and the extending of the expiry dates. In the case of Options granted to Insiders, approval must be granted on a "disinterested" shareholder basis. The total number of Options cancelled is 1,757,000 and the total number of options regranted is 1,317,000.

Particulars of the names of the optionees, the number of shares under option, the former exercise price, the new exercise price and the new expiry date are set out below:

                             SHARES      EXERCISE PRICE         EXPIRY             SHARES        EXERCISE
                           SUBJECT TO       OF FORMER           DATE OF          SUBJECT TO      PRICE OF    EXPIRY OF
  NAME OF                    FORMER          OPTION             FORMER               NEW        NEW OPTION      NEW
OPTIONHOLDER                 OPTION          (CDN.$)            OPTION             OPTION        (CDN.$)       OPTION
------------               -----------   ---------------       --------          -----------     ---------   ----------
JAMES BILLINGSLEY,           100,000          12.625           04/09/00                 --           --             --
DIRECTOR                     100,000            9.30           09/30/00                 --           --             --
                             100,000            4.60           12/22/02            100,000         2.70       03/09/04

HANS VON MICHAELIS,
DIRECTOR                     100,000            4.60           12/22/02            100,000         2.70       03/09/04

JEAN DEPATIE,
DIRECTOR                     100,000            4.60           12/22/02            100,000         2.70       03/09/04

LEONARD HARRIS,
CONSULTANT                   100,000            4.60           12/22/02            100,000         2.70       03/09/04

DAVID BACON,                  12,000            6.15           10/27/02
CONTROLLER                    20,000            5.15           03/19/03             32,000         2.70       03/09/04

FRANCIS O'KELLY,              50,000           11.63           12/27/99                 --           --             --
DIRECTOR                      50,000            9.10           10/06/02                 --           --             --
                             100,000            4.60           12/22/02            100,000         2.70       03/09/04

DAVID HYATT,                  40,000            8.75           05/05/02                 --           --             --
VICE-PRESIDENT-GLAMIS         40,000            4.60           12/22/02             60,000         2.70       03/09/04
RAND MINING CO.

STEVEN BAUMANN,                5,000            9.25           07/16/01                 --           --             --
VICE-PRESIDENT -              40,000            4.60           12/22/02            100,000         2.70       03/09/04
DEVELOPMENT

DANIEL J. FORBUSH,            50,000            9.25           07/16/01                 --           --             --
CHIEF FINANCIAL               75,000            4.60           12/22/02                 --           --             --
OFFICER                       50,000            5.15           03/17/03            125,000         2.70       03/09/04

C. KEVIN MCARTHUR,            40,000            9.25           07/16/01                 --           --             --
CHIEF EXECUTIVE               60,000            9.75           07/31/02                 --           --             --
 OFFICER                     100,000            4.60           12/22/02                 --           --             --
                             100,000            5.15           03/17/03            200,000         2.70       03/09/04

IAN DAVIDSON,                 25,000            7.88           11/01/00                 --           --             --
DIRECTOR                      25,000            9.30           09/30/01                 --           --             --
                              50,000            9.50           08/06/02                 --           --             --
                             100,000            4.60           12/22/02            100,000         2.70       03/09/04

A. DAN ROVIG,
CHAIRMAN                     125,000            3.19           11/30/03            200,000         2.70       03/09/04

TOTAL                      1,757,000              --                 --          1,317,000           --             --

Under the policies of The Toronto Stock Exchange, none of the Insiders or their associates (as defined in the Securities Act (Ontario)) will be permitted to vote on the resolution ratifying the Options regranted to Insiders. To the Company's knowledge, a total of 39,466 votes will not be counted for the purpose of determining whether the required level of "disinterested" shareholder approval has been obtained. To be passed, the resolution ratifying the regrant of options will need to be approved by a majority of votes cast on the resolution at the Meeting.

No financial assistance has been or will be provided to any person to facilitate the exercise of any of the Options. There are no other options or other entitlements that have already been granted to the optionees under the Plan or any other share compensation arrangement.

The current directors and officers of the Company have been responsible for the acquisition by the Company of both Mar-West Resources Ltd. and Rayrock Resources Inc., both of which should have a significant positive impact on the future business and results of the Company. A total of 533,500 share purchase options were issued to former directors, officers and employees of Mar-West Resources Ltd. pursuant to the terms of that acquisition at exercise prices of $1.08 to $2.00 per share. A total of 4,470,145 share purchase options were issued to former directors, officers and employees of Rayrock Resources Inc. pursuant to the terms of that acquisition at exercise prices ranging from $1.88 to $5.90 per share. In contrast, the current directors, officers and employees of the Company hold share purchase options in respect of 1,757,000 shares having exercise prices ranging from $3.19 to $12.625 per share (see table above).

On March 8, 1999, the Board of Directors of the Company determined that the existing option structure was not equitable to the officers and directors of Glamis and that their current options should be cancelled and regranted at the closing price for the Company's shares on The Toronto Stock Exchange on March 8, 1999. At the same time, the Board of Directors established a policy on the number of shares which the various directors, officers and employees of the Company could have under option, which resulted in some individuals' entitlement to options being decreased and others being increased. Shareholders are being asked to approve the regrant of the options on the basis that such is equitable and in the best interests of the Company as the regranted options will act as an incentive for the holders of such options in carrying out their duties with the Company.

                                  ANNUAL REPORT

The Annual Report to Shareholders of the Company for the fiscal year ended December 31, 1998, which includes audited consolidated financial statements, will be mailed to Shareholders contemporaneously herewith, but such Annual Report is not incorporated in the Information Circular (Proxy Statement) and is not deemed to be a part of the proxy-soliciting material.

                              SHAREHOLDER PROPOSALS

If any Shareholder desires to present a proposal for action at the Company's annual general meeting to be held in the year 2000, such proposal must be received by the Company prior to November 22, 1999.

                 SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the United States Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors and persons who own more than 10% of a class of the Company's securities registered under the Exchange Act to file reports of ownership and changes of ownership with the United States Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of copies of such forms received by it, the Company believes that during the last fiscal year, all filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with.

                                    FORM 10-K

The Company's Annual Report for the year ended December 31, 1998, on Form 10-K, filed with the SEC and the securities administrators of Canada in lieu of filing an Annual Information Form, including the financial statements and schedules thereto, can be obtained, without charge, by sending a written request to Daniel
J. Forbush, Chief Financial Officer and Treasurer of the Company, Glamis Gold Ltd., 5190 Neil Road, Suite 310, Reno, Nevada U.S.A., 89502.

                                  OTHER MATTERS

Management knows of no other matters which are to be presented for action at the Meeting. Should any other matters properly come before the Meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their judgment.


BY ORDER OF THE BOARD

/s/ "C. Kevin McArthur"
    President and Chief Executive Officer

                                GLAMIS GOLD LTD.
    c/o Montreal Trust Company, 510 Burrard Street, Vancouver, B.C.  V6C 2B9

                                   P R O X Y

THIS PROXY IS SOLICITED BY THE MANAGEMENT OF GLAMIS GOLD LTD. (THE "COMPANY") FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 1999.

The undersigned shareholder of the Company, hereby appoints A. DAN ROVIG, Chairman of the Board of the Company, or failing him, C. KEVIN MCARTHUR, President of the Company, or instead of either of the foregoing, _____________________, as Proxy, with full power of substitution, to attend and vote on behalf of the undersigned at the Annual General Meeting of Shareholders to be held at The Sheraton Centre Toronto, 123 Queen Street, Toronto, Ontario, on Wednesday, April 28, 1999 at 2:00 p.m., local time, and at any adjournments thereof and directs the nominee to vote or withhold his shares from voting in the manner indicated below:

1. SIZE OF THE BOARD OF DIRECTORS                        5. Upon any permitted amendment to or variation of any matter
VOTE FOR [ ] AGAINST [ ] on the resolution to fix the       identified in the Notice of Annual General Meeting
size of the Board at 7 persons.
                                                         6. Upon any other matter that properly comes before the meeting.
2. ELECTION OF DIRECTORS
The nominees proposed by management of the Company are:  THE UNDERSIGNED HEREBY REVOKES ANY PRIOR PROXY OR PROXIES.

A. Dan Rovig                Jean Depatie                 DATED ______________________________, 1999.
C. Kevin McArthur           Ian S. Davidson
James R. Billingsley        Kenneth F. Williamson
Leonard Harris                                           ____________________________________________________________________
                                                         Signature of Shareholder(s)
VOTE FOR [ ] WITHHOLD VOTE ON [ ] the election of all
nominees listed above (except those whose names the      ______________________________________________________________________
undersigned has deleted)                                 (Please print name

[                                        ]               A PROXY WILL NOT BE VALID UNLESS THE FORM OF PROXY IS DATED, DULY
[                                        ]               EXECUTED AND DELIVERED TO THE OFFICE OF MONTREAL TRUST COMPANY, 510
[                                        ]               BURRARD STREET, VANCOUVER, BRITISH COLUMBIA, V6C 3B9, NOT LESS THAN
[              AFFIX LABEL HERE          ]               48 HOURS (EXCLUDING SATURDAYS AND HOLIDAYS) BEFORE THE MEETING AT
[                                        ]               WHICH PERSON NAMED THEREIN PURPORTS TO VOTE IN RESPECT THEREOF.
[                                        ]
[                                        ]               Joint owners should each sign the proxy and where the proxy is signed
[                                        ]               by a corporation either its common seal must be affixed to the proxy
[                                        ]               or it should be signed by the corporation under the hand of an officer or attorney duly authorized in writing, which authorization
3. AUDITOR                                               must accompany the proxy.
VOTE FOR [ ] AGAINST [ ] on the resolution to appoint
KPMG LLP, Chartered Accountants, as auditor of the       The shares represented by the proxy voted or withheld from
Company at a remuneration to be fixed by the Board of    voting in accordance with the instructions of the shareholder on any
Directors.                                               ballot and where a choice with respect to any matter to be acted is specified the shares will be voted on any ballot in accordance with
4. REGRANT OF OPTIONS                                    such specification.
VOTE FOR [ ] AGAINST [ ] on the resolution to ratify
the cancellation and subsequent regrant of incentive     IN RESPECT OF MATTERS FOR WHICH A CHOICE IS NOT SPECIFIED IN THIS
share  purchase option ("Options") to certain employees, PROXY, THE NOMINEES NAMED IN THIS PROXY WILL VOTE SHARES REPRESENTED
and insiders of the Company under the Company's Amended  HEREBY FOR THE APPROVAL OF SUCH MATTER OR GROUP OF MATTERS DESCRIBED
Incentive Share Purchase Option Plan;                    IN THIS PROXY.


                           SUPPLEMENTAL MAILING LIST

                                  RETURN CARD


TO:  GLAMIS GOLD LTD.

The undersigned certifies that he is the owner of securities of Glamis Gold Ltd. (the "Company") and requests that he be placed on the Company's Mailing List in order to receive the Company's interim financial statements.

DATED: ________________________, 1999



____________________________________
Signature

____________________________________
Name  & Address (Please print)

____________________________________


____________________________________


___________________________________
Name of person signing
(if different from name above)


NOTE:   If you wish to receive interim financial statements for 1999, please sign and return this letter to Montreal Trust Company, 510 Burrard Street, Vancouver, B.C., Canada, V6C 3V9, Attention : Glamis Gold Ltd.

THE SUPPLEMENTAL MAILING LIST IS MAINTAINED ONLY FOR THE CURRENT FISCAL YEAR.

YOU SHOULD NOT COMPLETE AND RETURN THIS FORM IF YOU HAVE REQUESTED YOUR BROKER TO OBTAIN AND SEND YOU THE COMPANY'S INTERIM FINANCIAL STATEMENTS.